United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-6447

(Investment Company Act File Number)

Federated Fixed Income Securities, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/18

Date of Reporting Period: 11/30/18

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2018
Share Class | Ticker	A | STIAX	B | SINBX	C | SINCX
	F | STFSX	Institutional | STISX	R6 | STILX

Federated Strategic Income Fund
Fund Established 1994

A Portfolio of Federated Fixed Income Securities, Inc.
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Strategic Income Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2017 through November 30, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (Unaudited)
The total return of Federated Strategic Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ending November 30, 2018, was -1.56% for Class A Shares, -2.43% for Class B Shares, -2.30% for Class C Shares, -1.57% for Class F Shares, -1.25% for Institutional Shares and -1.36% for Class R6 Shares. The total return of the Fund's blended benchmark, which is comprised of 25% Bloomberg Barclays Emerging Markets USD Aggregate Index/40% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index/35% Bloomberg Barclays U.S. Mortgage Backed Securities Index (Blended Index),1,2 was -0.86% for the same period. The total return of the Lipper Multi-Sector Income Funds Average (LMSIFA),3 a peer group average for the Fund, was -0.95% for the same period. The Fund's and the LMSIFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Blended Index.
During the reporting period, the most significant factors affecting the Fund's performance relative to the Blended Index were: (1) allocation of assets among sectors; (2) the effect of changing interest rates (referred to as “duration”);4 and (3) the selection of securities within each of the Fund's sectors. Performance was also impacted to a lesser extent by the relative performance of different maturities (referred to as the “yield curve”) and non-U.S. dollar currency exposure.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
For the reporting period, the expansion in U.S. economic growth and much of the global economy continued to accelerate. With the goal of further stimulating the economy, the U.S. passed a large reduction in both corporate and individual income taxes in December 2017. The tax cuts in combination with large rollbacks in federal regulations of businesses have had the desired effect through the majority of the fiscal year. Real Gross Domestic Product (GDP) growth is on track to exceed 3% for 2018. This would be the fastest rate of growth in the domestic economy since 2014. U.S. businesses have benefited, as corporate profits have increased in excess of 20% year-over-year. The labor market has also shown improvement with the unemployment rate now at 3.7% and real hourly earnings increasing 3.1%, the highest since 2009. Lower unemployment, higher wages and strong consumer confidence have all translated into increased consumer spending and consumption. It had also been expected that businesses would increase capital expenditures with the excess
Annual Shareholder Report

cash generated from higher profits and favorable taxation on the repatriation of cash held overseas. However, thus far, the majority of excess cash has continued to be utilized for share repurchases rather than capital spending.
Throughout the first three quarters of 2018, almost all financial markets in the U.S. reacted to the improved economic data as expected. During the first nine months of 2018, most major U.S. stock indices reached all-time highs, credit spreads had reached their cycle lows, the yield on the 10-year Treasury bond increased to just below 3.25%, having begun the fiscal year at 2.81%, and oil increased to its high of approximately $72 a barrel. Measures of inflation had also shown some modest increases and anecdotally corporations were beginning to note cost pressures from rising wages, transportation costs and other inputs. The markets were also anticipating a modest pickup in inflation as the breakeven rate of the 10-year Treasury Inflation Protected Securities (TIPS) had increased from 1.88% on November 30, 2017 to 2.17% on October 9, 2018. However, beginning in early October 2018, all the markets mentioned above entered a correction, which erased most if not all of the gains realized year-to-date. The market reversal has been largely attributed to uncertainty created by the ongoing global trade disputes, particularly between the U.S. and China.
Throughout the reporting period, the Federal Reserve (the “Fed”) has continued to reduce its monetary stimulus both through the increase of the federal funds target rate as well as a reduction in the size of its balance sheet. Since the beginning of the reporting period, the Fed has increased the federal funds rate four times, by 25 basis points each hike. The front-end of the Treasury curve has responded accordingly with the yield on the 2-year Treasury about 1% higher than it was a year ago. However, the yields on longer-term Treasury bonds have not increased as much, continuing to be constrained by very low yields on other government bonds globally and a cautiousness about future economic growth and inflation. This has caused the Treasury curve to flatten aggressively throughout the year, with the difference in yield between the 2-year and the 10-year Treasury currently less than 20 basis points.
Generally speaking, investors continued to have an appetite for risk assets in the U.S., more so than the rest of the world. In the U.S., lower-quality assets continued to outperform high-quality assets, and short-term and floating rate fixed income securities outperformed longer-term fixed rate securities. For example, the U.S. 10-year U.S. Treasury bond returned -1.66% for the reporting period. Conversely, the return for the U.S. high-yield5 market measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index6 was 0.36% for the reporting period. Within the sub investment-grade corporate bond market, floating rate bank loans outperformed fixed rate high yield, returning 3.91% as measured by the Credit Suisse Leveraged Loan Index for the reporting period.7 While the down quality trade worked in the U.S. markets, the strengthening U.S. dollar created headwinds for emerging market debt and equity. The Bloomberg Barclays Emerging Market USD Aggregate Index8
Annual Shareholder Report

returned -3.40% over the reporting period. Higher quality spread products such as mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS)9 had small negative excess returns relative to similar duration U.S. Treasuries.
SECTOR ALLOCATION
The Fund's sector allocation added modestly to returns relative to the Blended Index for the reporting period. In particular, the Funds overweight position to U.S. high-yield bonds and bank loans as well as its underweight position to MBS securities contributed positively to relative performance. Conversely, the Fund's overweight position to emerging market debt10 detracted from performance.
DURATION and yield curve
The Fund uses various types of derivative securities including futures, swaps, forward contracts and options to manage the Fund's duration.11 These derivative positions were used both to manage various risks as well as to position the Fund to benefit from changes in interest rates.12 Over the course of the reporting period, the Fund maintained a duration shorter than that of its benchmark, typically between 92% and 98% of the benchmark's duration. The Fund's duration added to relative Fund performance for the reporting period. Having been positioned for a flattening yield curve over the past few years, the Fund moved to a neutral position on the yield curve for most of 2018, which had a small, positive effect on relative Fund performance.
SECURITY SELECTION
The Fund's security selection within the high-yield and investment-grade corporate bond and MBS allocations added to Fund performance versus the benchmark for the reporting period. Within the emerging market allocation, security selection detracted from relative performance. The Fund's selection within its equity allocation also underperformed the Russell 2000® Index during the period.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	The Fund's broad-based securities market index is the Bloomberg Barclays U.S. Aggregate Bond Index (BBAB). Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBAB. The BBAB's return for the 12-month reporting period was -1.34%. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LMSIFA.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
5	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
Annual Shareholder Report

6	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis.*
7	The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market.*
8	The Bloomberg Barclays Emerging Markets USD Aggregate Index is a flagship hard currency emerging markets (EM) debt benchmark that included fixed- and floating-rate U.S. dollar-denominated debt issued from sovereign, quasi-sovereign and corporate EM issuers.*
9	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
10	International investing involves special risks including currency risk, increased volatility, political risks, and differences in auditing and other financial standards. Prices of emerging-market securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
11	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
12	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Income Fund from November 30, 2008 to November 30, 2018, compared to the Bloomberg Barclays U.S. Aggregate Bond Index (BBAB),2 the Fund's broad-based securities market index, a blend of indexes comprised of 25% Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI)/40% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI)/35% Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMB) (the “Blended Index”)3 and the Lipper Multi-Sector Income Funds Average (LMSIFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of November 30, 2018
■	Total returns shown for the Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2018
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-6.01%	1.79%	7.11%
Class B Shares	-7.64%	1.61%	6.97%
Class C Shares	-3.25%	1.96%	6.79%
Class F Shares	-3.48%	2.52%	7.49%
Institutional Shares	-1.25%	3.03%	7.88%
Class R6 Shares[5]	-1.36%	2.84%	7.66%
BBAB	-1.34%	2.03%	3.67%
Blended Index	-0.86%	3.51%	8.25%
LMSIFA	-0.95%	2.70%	6.80%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BBAB, the Blended Index and the LMSIFA have been adjusted to reflect the reinvestment of dividends on securities in the indexes and average.
2	The BBAB is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-through), asset-backed securities and commercial mortgage-backed securities. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The BBEMAI is a flagship hard currency emerging markets (EM) debt benchmark that includes fixed- and floating-rate U.S. dollar-denominated debt issued from sovereign, quasi-sovereign and corporate EM issuers. The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value
Annual Shareholder Report

index-wide on a pro-rata basis. The BBMB tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The indexes are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5	The Fund's R6 class commenced operations on January 27, 2017. For the period prior to commencement of operations of the R6 class, the performance information shown is for the A class adjusted for the removal of any voluntary waivers/reimbursements of fund expenses that may have occurred prior to the commencement of operations of the R6 class. The performance information has also been adjusted to reflect any applicable differences between the sales loads and charges imposed on the purchase and redemption of R6 class and A class.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2018, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets[2]
Corporate Debt Securities	64.2%
Mortgage-Backed Securities[3]	13.6%
Foreign Government Securities	8.9%
Collateralized Mortgage Obligations	1.9%
Commercial Mortgage-Backed Securities	0.8%
Asset-Backed Securities	0.6%
Derivative Contracts[4]	2.5%
Other Security Types[5]	6.2%
Cash Equivalents[6]	3.1%
Other Assets and Liabilities—Net[7]	(1.8)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities and adjustable rate mortgage-backed securities.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Other Security Types consist of common stock, preferred stock and purchased options.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2018
Principal Amount, Shares or Contracts			Value
		CORPORATE BONDS—4.2%
		Basic Industry - Chemicals—0.0%
$135,000		Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/01/2044	$132,552
		Basic Industry - Metals & Mining—0.0%
200,000		Southern Copper Corp., Sr. Unsecd. Note, 6.750%, 04/16/2040	216,021
		Basic Industry - Paper—0.0%
250,000	[1,2,3]	Pope & Talbot, Inc., 8.375%, 12/01/2099	0
		Capital Goods - Aerospace & Defense—0.2%
250,000		Airbus Group SE, Sr. Unsecd. Note, Series 144A, 3.150%, 04/10/2027	237,743
400,000		Arconic, Inc., Sr. Unsecd. Note, 5.400%, 04/15/2021	407,100
160,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/01/2027	147,456
200,000		Lockheed Martin Corp., Sr. Unsecd. Note, 2.900%, 03/01/2025	189,856
185,000		Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 01/15/2028	172,390
200,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 03/01/2024	201,791
		TOTAL	1,356,336
		Capital Goods - Building Materials—0.0%
50,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/01/2024	46,673
90,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.550%, 10/01/2027	82,088
		TOTAL	128,761
		Capital Goods - Construction Machinery—0.0%
120,000		CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	110,413
		Capital Goods - Diversified Manufacturing—0.1%
300,000		Parker-Hannifin Corp., Sr. Unsecd. Note, 3.250%, 03/01/2027	282,991
		Communications - Cable & Satellite—0.1%
190,000		Charter Communications Operating, LLC, 5.375%, 05/01/2047	170,117
200,000		Comcast Corp., Sr. Unsecd. Note, 3.150%, 02/15/2028	183,985
400,000		Comcast Corp., Sr. Unsecd. Note, 3.950%, 10/15/2025	398,962
		TOTAL	753,064
		Communications - Media & Entertainment—0.1%
300,000		21st Century Fox America, Inc., 3.000%, 09/15/2022	293,367
165,000		CBS Corp., Sr. Unsecd. Note, 3.375%, 02/15/2028	148,221
		TOTAL	441,588
		Communications - Telecom Wireless—0.1%
250,000		American Tower Corp., Sr. Unsecd. Note, 5.000%, 02/15/2024	258,570
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS—continued
	Communications - Telecom Wireless—continued
$140,000	Bell Canada, Sr. Unsecd. Note, 4.464%, 04/01/2048	$134,009
130,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.125%, 05/30/2025	126,968
	TOTAL	519,547
	Communications - Telecom Wirelines—0.1%
200,000	AT&T, Inc., Sr. Unsecd. Note, Series 144A, 5.300%, 08/15/2058	179,636
300,000	AT&T, Inc., Sr. Unsecd. Note, 4.250%, 03/01/2027	290,354
180,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 03/08/2047	163,976
227,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.672%, 03/15/2055	205,055
	TOTAL	839,021
	Consumer Cyclical - Automotive—0.2%
200,000	Daimler Finance NA LLC, Sr. Unsecd. Note, Series 144A, 2.850%, 01/06/2022	194,047
200,000	Ford Motor Co., Sr. Unsecd. Note, 4.750%, 01/15/2043	151,513
250,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 04/01/2045	209,328
120,000	Toyota Motor Credit Corp., Sr. Unsecd. Note, Series GMTN, 2.700%, 01/11/2023	115,795
200,000	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, Series 144A, 4.250%, 11/13/2023	196,542
	TOTAL	867,225
	Consumer Cyclical - Retailers—0.1%
300,000	Advance Auto Parts, Inc., 4.500%, 12/01/2023	306,482
185,000	AutoZone, Inc., Sr. Unsecd. Note, 3.750%, 06/01/2027	175,529
175,000	CVS Health Corp., Sr. Unsecd. Note, 5.050%, 03/25/2048	170,155
100,000	Dollar Tree, Inc., Sr. Unsecd. Note, 3.700%, 05/15/2023	97,507
	TOTAL	749,673
	Consumer Cyclical - Services—0.2%
200,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.600%, 11/28/2024	193,770
250,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.150%, 08/22/2027	237,777
200,000	Cintas Corp. No. 2, Sr. Unsecd. Note, 3.700%, 04/01/2027	194,377
200,000	IHS Markit Ltd., Sr. Unsecd. Note, 4.750%, 08/01/2028	195,320
80,000	Visa, Inc., Sr. Unsecd. Note, 2.750%, 09/15/2027	74,131
	TOTAL	895,375
	Consumer Non-Cyclical - Food/Beverage—0.2%
80,000	General Mills, Inc., Sr. Unsecd. Note, 4.700%, 04/17/2048	71,875
300,000	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 3.875%, 06/27/2024	290,739
140,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 06/01/2046	114,247
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Food/Beverage—continued
$90,000	Maple Escrow Subsidiary, Inc., Sr. Unsecd. Note, Series 144A, 4.417%, 05/25/2025	$88,758
140,000	Mondelez International Holdings Netherlands BV, Sr. Unsecd. Note, Series 144A, 2.000%, 10/28/2021	133,242
250,000	PepsiCo, Inc., 2.750%, 04/30/2025	236,974
130,000	Smithfield Foods, Inc., Sr. Unsecd. Note, Series 144A, 2.650%, 10/03/2021	123,543
300,000	Tyson Foods, Inc., Sr. Unsecd. Note, 4.500%, 06/15/2022	306,594
	TOTAL	1,365,972
	Consumer Non-Cyclical - Health Care—0.0%
200,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 07/15/2023	199,477
	Consumer Non-Cyclical - Pharmaceuticals—0.1%
100,000	Abbott Laboratories, Sr. Unsecd. Note, 4.900%, 11/30/2046	103,685
200,000	AstraZeneca PLC, Sr. Unsecd. Note, 4.000%, 01/17/2029	195,073
200,000	Bayer US Finance II LLC, Sr. Unsecd. Note, Series 144A, 4.250%, 12/15/2025	195,117
200,000	Celgene Corp., Sr. Unsecd. Note, 4.350%, 11/15/2047	167,938
200,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 3.150%, 10/01/2026	163,297
	TOTAL	825,110
	Consumer Non-Cyclical - Products—0.0%
200,000	Reckitt Benckiser Treasury Services PLC, Sr. Unsecd. Note, Series 144A, 3.000%, 06/26/2027	184,099
	Consumer Non-Cyclical - Supermarkets—0.0%
150,000	Kroger Co., Sr. Unsecd. Note, 4.450%, 02/01/2047	130,528
	Consumer Non-Cyclical - Tobacco—0.1%
190,000	Bat Capital Corp., Sr. Unsecd. Note, Series WI, 3.557%, 08/15/2027	169,563
100,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 08/04/2041	109,283
	TOTAL	278,846
	Energy - Independent—0.2%
320,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.550%, 03/15/2026	332,480
200,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 3.800%, 04/15/2024	195,531
200,000	EOG Resources, Inc., Sr. Unsecd. Note, 4.150%, 01/15/2026	201,935
200,000	Marathon Oil Corp., Sr. Unsecd. Note, 3.850%, 06/01/2025	187,556
	TOTAL	917,502
	Energy - Integrated—0.0%
70,000	Shell International Finance B.V., Sr. Unsecd. Note, 4.000%, 05/10/2046	65,302
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		CORPORATE BONDS—continued
		Energy - Midstream—0.1%
$300,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 02/01/2024	$301,396
200,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 03/01/2041	207,558
200,000		ONEOK, Inc., Sr. Unsecd. Note, 4.550%, 07/15/2028	193,953
115,000		TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 05/25/2027	106,877
		TOTAL	809,784
		Financial Institution - Banking—0.8%
195,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.750%, 04/01/2022	190,007
300,000		Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 3.300%, 01/11/2023	292,723
500,000		Bank of America Corp., Sub. Note, Series MTN, 4.000%, 01/22/2025	485,522
200,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, 05/16/2023	193,079
200,000		Citigroup, Inc., Sr. Unsecd. Note, 2.750%, 04/25/2022	192,512
570,000		Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 05/01/2026	531,726
270,000		Citizens Financial Group, Inc., Sub. Note, 4.300%, 12/03/2025	264,229
200,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 04/10/2025	191,514
200,000		Fifth Third Bancorp, Sr. Unsecd. Note, 3.950%, 03/14/2028	195,764
200,000		HSBC Holdings PLC, Sr. Unsecd. Note, 3.262%, 03/13/2023	194,603
150,000		HSBC USA, Inc., Sr. Unsecd. Note, 3.500%, 06/23/2024	146,111
600,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.782%, 02/01/2028	576,604
200,000		Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 2.500%, 05/18/2022	192,850
500,000		Morgan Stanley, Sr. Unsecd. Note, 3.625%, 01/20/2027	471,987
418,186	[3]	Regional Diversified Funding, Series 144A, 9.250%, 03/15/2030	256,892
200,000		SunTrust Bank, Inc., Sub. Note, 3.300%, 05/15/2026	188,099
350,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	319,627
200,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 3.584%, 05/22/2028	189,812
		TOTAL	5,073,661
		Financial Institution - Broker/Asset Mgr/Exchange—0.1%
80,000		Nuveen LLC, Sr. Unsecd. Note, Series 144A, 4.000%, 11/01/2028	80,456
200,000		TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.300%, 04/01/2027	187,853
		TOTAL	268,309
		Financial Institution - Finance Companies—0.1%
250,000		Discover Bank, Sr. Unsecd. Note, Series BKNT, 4.650%, 09/13/2028	243,130
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS—continued
	Financial Institution - Finance Companies—continued
$300,000	GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	$242,624
	TOTAL	485,754
	Financial Institution - Insurance - Health—0.0%
100,000	Halfmoon Parent, Inc., Sec. Fac. Bond, Series 144A, 4.125%, 11/15/2025	98,920
100,000	Halfmoon Parent, Inc., Sr. Unsecd. Note, Series 144A, 3.750%, 07/15/2023	98,760
	TOTAL	197,680
	Financial Institution - Insurance - Life—0.1%
200,000	American International Group, Inc., Sr. Unsecd. Note, 4.125%, 02/15/2024	198,271
300,000	Lincoln National Corp., Sr. Unsecd. Note, 4.200%, 03/15/2022	305,827
150,000	Massachusetts Mutual Life Insurance Co., Sub. Note, Series 144A, 4.900%, 04/01/2077	143,222
180,000	Pacific Life Insurance Co., Sub. Note, Series 144A, 4.300%, 10/24/2067	157,087
	TOTAL	804,407
	Financial Institution - Insurance - P&C—0.1%
300,000	CNA Financial Corp., Sr. Unsecd. Note, 3.450%, 08/15/2027	274,492
200,000	Liberty Mutual Group, Inc., Sr. Unsecd. Note, Series 144A, 4.250%, 06/15/2023	201,641
	TOTAL	476,133
	Financial Institution - REIT - Apartment—0.0%
195,000	Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 05/15/2027	185,244
	Financial Institution - REIT - Healthcare—0.1%
200,000	Healthcare Trust of America, Sr. Unsecd. Note, 3.750%, 07/01/2027	187,905
100,000	Physicians Realty Trust, Sr. Unsecd. Note, 3.950%, 01/15/2028	93,209
100,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 03/15/2027	95,940
	TOTAL	377,054
	Financial Institution - REIT - Office—0.0%
90,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 01/15/2027	86,311
50,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 01/15/2028	47,412
	TOTAL	133,723
	Financial Institution - REIT - Other—0.1%
335,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 04/01/2024	336,996
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value
	CORPORATE BONDS—continued
	Financial Institution - REIT - Retail—0.1%
$190,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.800%, 04/01/2027	$179,329
80,000	Regency Centers LP, Sr. Unsecd. Note, 4.125%, 03/15/2028	77,554
	TOTAL	256,883
	Technology—0.2%
100,000	Apple, Inc., Sr. Unsecd. Note, 4.450%, 05/06/2044	100,110
60,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, Series 144A, 4.420%, 06/15/2021	60,100
125,000	Equifax, Inc., Sr. Unsecd. Note, 2.300%, 06/01/2021	120,819
350,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.450%, 12/15/2024	339,279
300,000	Molex Electronics Technologies LLC, Unsecd. Note, Series 144A, 3.900%, 04/15/2025	293,671
200,000	Oracle Corp., Sr. Unsecd. Note, 3.250%, 11/15/2027	190,294
80,000	Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 04/01/2026	80,367
	TOTAL	1,184,640
	Transportation - Railroads—0.0%
200,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 4.700%, 05/01/2048	194,309
	Transportation - Services—0.1%
200,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, Series 144A, 3.950%, 03/10/2025	194,957
140,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.800%, 03/01/2022	136,015
	TOTAL	330,972
	Utility - Electric—0.4%
200,000	EDP Finance BV, Sr Unsecured Note, Series 144A, 3.625%, 07/15/2024	189,120
400,000	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 07/22/2067	377,500
200,000	Enel Finance International NV, Sr. Unsecd. Note, Series 144A, 4.875%, 06/14/2029	184,827
300,000	Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.250%, 06/15/2022	302,678
140,000	Kansas City Power And Light Co., Sr. Unsecd. Note, 4.200%, 03/15/2048	131,079
110,000	National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 2.950%, 02/07/2024	106,838
65,000	NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 05/15/2047	59,218
350,000	Northeast Utilities, Sr. Unsecd. Note, Series H, 3.150%, 01/15/2025	336,017
300,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 4.200%, 06/15/2022	302,412
250,000	Southern Co., Sr. Unsecd. Note, 3.250%, 07/01/2026	231,639
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		CORPORATE BONDS—continued
		Utility - Electric—continued
$140,000		Virginia Electric & Power Co., Sr. Unsecd. Note, Series A, 3.500%, 03/15/2027	$135,298
		TOTAL	2,356,626
		Utility - Natural Gas—0.1%
200,000		Sempra Energy, Sr. Unsecd. Note, 3.400%, 02/01/2028	182,335
120,000		Southern Natural Gas, Sr. Unsecd. Note, Series 144A, 4.800%, 03/15/2047	109,487
		TOTAL	291,822
		TOTAL CORPORATE BONDS (IDENTIFIED COST $26,402,266)	25,023,400
		COMMERCIAL MORTGAGE-BACKED SECURITIES—0.7%
		Agency Commercial Mortgage-Backed Securities—0.7%
1,000,000		Federal Home Loan Mortgage Corp., K053, Class A2, 2.995%, 12/25/2025	975,472
1,225,000		Federal Home Loan Mortgage Corp., K054, Class A2, 2.745%, 01/25/2026	1,174,069
2,000,000		FREMF Mortgage Trust 2013-K25, Class B, 3.744%, 11/25/2045	1,997,958
390,000		FREMF Mortgage Trust 2015-K49, Class B, 3.848%, 10/25/2048	379,277
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $4,665,137)	4,526,776
		COLLATERALIZED MORTGAGE OBLIGATIONS—1.7%
		Commercial Mortgage—1.7%
810,000		Bank 2018-BN12, Class A4, 4.255%, 05/15/2061	828,155
500,000		Bank 2018-BN15, Class A4, 4.476%, 11/15/2061	517,489
1,500,000		Benchmark Mortgage Trust 2018-B4, Class A5, 4.121%, 07/15/2051	1,522,624
1,600,000		Citigroup Commercial Mortgage Trust 2013-GC11, Class B, 3.732%, 04/10/2046	1,584,902
2,100,000		Commercial Mortgage Trust 2013-LC6, Class AM, 3.282%, 01/10/2046	2,062,969
1,000,000		Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 02/10/2048	983,699
625,000		Deutsche Bank Commercial Mortgage Trust 2016-C3, Class A5, 2.890%, 08/10/2049	586,431
1,500,000		JPMBB Commercial Mortgage Securities Trust 2015-C28, Class AS, 3.532%, 10/15/2048	1,451,431
1,000,000		Morgan Stanley Capital I 2012-C4, Class AS, 3.773%, 03/15/2045	1,004,332
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $10,933,656)	10,542,032
		COMMON STOCKS—4.8%
		Auto Components—0.4%
49,458	[1]	American Axle & Manufacturing Holdings, Inc.	615,752
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		COMMON STOCKS—continued
		Auto Components—continued
44,311		Goodyear Tire & Rubber Co.	$1,026,243
4,225		Lear Corp.	575,656
		TOTAL	2,217,651
		Chemicals—0.2%
29,005	[1]	Axalta Coating Systems Ltd.	725,995
24,085	[1]	Koppers Holdings, Inc.	448,945
		TOTAL	1,174,940
		Commercial Services & Supplies—0.1%
17,085		Multi-Color Corp.	758,574
		Communications Equipment—0.1%
13,190	[1]	Lumentum Holdings, Inc.	586,559
		Containers & Packaging—0.7%
65,185		Ardagh Group SA	848,057
18,070	[1]	Crown Holdings, Inc.	926,630
73,558		Graphic Packaging Holding Co.	881,960
55,561		Owens-Illinois, Inc.	1,021,767
17,238		WestRock Co.	812,082
		TOTAL	4,490,496
		Electronic Equipment Instruments & Components—0.4%
13,865	[1]	Anixter International, Inc.	886,805
8,123		CDW Corp.	752,840
49,410	[1]	TTM Technologies, Inc.	587,485
		TOTAL	2,227,130
		Equity Real Estate Investment Trusts (REITs)—0.2%
28,810		Gaming and Leisure Properties, Inc.	991,928
		Food Products—0.3%
28,795		B&G Foods, Inc., Class A	873,353
9,495	[1]	Post Holdings, Inc.	918,641
		TOTAL	1,791,994
		Gas Utilities—0.2%
43,206		Suburban Propane Partners LP	1,009,292
		Health Care Technology—0.1%
29,815	[1]	Inovalon Holdings, Inc., Class A	396,539
		Hotels Restaurants & Leisure—0.3%
23,930		Aramark	910,776
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		COMMON STOCKS—continued
		Hotels Restaurants & Leisure—continued
38,905	[1]	The Stars Group, Inc.	$769,152
		TOTAL	1,679,928
		Household Durables—0.2%
42,980		Newell Brands, Inc.	1,005,732
		IT Services—0.1%
43,485	[1]	First Data Corp., Class A	829,694
		Media—0.5%
39,840	[1]	Altice USA, Inc., Class A	704,770
55,645		Emerald Expositions Events, Inc.	651,046
78,750		Entercom Communication Corp.	514,237
18,635		Sinclair Broadcast Group, Inc.	586,071
335,760	[1]	Urban One, Inc.	728,599
		TOTAL	3,184,723
		Metals & Mining—0.1%
35,625		Teck Resources Ltd., Class B	723,187
		Oil Gas & Consumable Fuels—0.4%
32,995		Enviva Partners, LP	947,947
29,000		Sunoco LP	810,840
56,675	[1]	WPX Energy, Inc.	790,616
		TOTAL	2,549,403
		Pharmaceuticals—0.2%
8,772	[1]	Mallinckrodt PLC	208,686
22,160	[1]	Prestige Consumer Healthcare, Inc.	860,251
		TOTAL	1,068,937
		Specialty Retail—0.1%
66,682	[1]	Party City Holdco, Inc.	796,850
		Technology Hardware Storage & Peripherals—0.1%
28,605	[1]	NCR Corp.	792,645
		Textiles Apparel & Luxury Goods—0.1%
52,195		Hanesbrands, Inc.	830,422
		TOTAL COMMON STOCKS (IDENTIFIED COST $30,924,459)	29,106,624
Annual Shareholder Report

Principal Amount, Shares or Contracts			Value
		PREFERRED STOCK—0.0%
		Financial Institution - Broker/Asset Mgr/Exchange—0.0%
40,000	[1,2,3]	Lehman Brothers Holdings, Pfd., Series D, 5.670% (IDENTIFIED COST $3,400)	$400
		PURCHASED CALL OPTION—0.1%
250		United States Treasury Bond Futures, Notional Amount $34,976,563, Exercise Price, $139.00, Expiration Date 12/21/2018 (IDENTIFIED COST $109,937)	355,469
		PURCHASED PUT OPTIONS—0.0%
10,000,000		Morgan Stanley USD PUT/MXN CALL, Notional Amount $10,000,000, Exercise Price $19.50, Expiration Date 1/25/2019	48,290
200		Russell 2000 Index, Notional Amount $30,665,400, Exercise Price $1,400, Expiration Date 1/18/2019	220,600
500		United States Treasury Note 10-Year Futures, Notional Amount $59,726,563, Exercise Price, $117.50, Expiration Date 12/21/2018	15,625
300		United States Treasury Note 5-Year Futures, Notional Amount $33,888,000, Exercise Price, $112.25, Expiration Date 12/21/2018	14,063
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $717,698)	298,578
		FOREIGN GOVERNMENT/AGENCY—1.2%
		Sovereign—1.2%
$7,000,000		Italy, Government of, Sr. Unsecd. Note, 2.450%, 09/01/2033 (IDENTIFIED COST $7,341,032)	7,010,191
		INVESTMENT COMPANIES—87.0%
17,154,186		Emerging Markets Core Fund	157,990,051
4,314,483		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.36%[4]	4,314,483
9,328,550		Federated Mortgage Core Portfolio	88,248,089
45,215,669		High Yield Bond Portfolio	273,554,797
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $547,444,130)	524,107,420
		TOTAL INVESTMENT IN SECURITIES—99.7% (IDENTIFIED COST $628,541,715)[5]	600,970,890
		OTHER ASSETS AND LIABILITIES - NET—0.3%[6]	1,673,746
		TOTAL NET ASSETS—100%	$602,644,636
Annual Shareholder Report

At November 30, 2018, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation
Contracts Purchased:
12/27/2018	Bank of America N.A.	1,173,940 AUD	$853,708	$4,665
1/23/2019	Bank of America N.A.	46,363,580 MXN	$2,237,787	$22,764
UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$27,429
At November 30, 2018, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
[1]United States Treasury Bond Long Futures	33	$4,616,906	March 2019	$17,199
[1]United States Treasury Notes 2-Year Long Futures	100	$21,098,438	March 2019	$1,338
[1]United States Treasury Notes 10-Year Ultra Long Futures	60	$7,590,000	March 2019	$26,584
[1]United States Treasury Notes 10-Year Short Futures	35	$4,180,859	March 2019	$(16,831)
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$28,290
At November 30, 2018, the Fund had the following open swap contract:
CREDIT DEFAULT SWAP
Counterparty	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 11/30/2018[7]	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Centrally Cleared Swap:
Citigroup, Inc.	CDX Index HY Series 31, Credit Default Swap	Sell	5.00%	12/20/2023	3.90%	$25,000,000	$1,112,575	$1,105,912	$6,663
Annual Shareholder Report

At November 30, 2018, the Fund had the following outstanding written options contracts:
Description	Contracts	Notional Amount	Expiration Date	Exercise Price	Value
1CITI USD CALL/CAD PUT (Call-Option )	10,000,000	$10,000,000	January 2019	$1.30	$(252,860)
[1]Morgan Stanley USD CALL/MXN PUT (Call-Option )	10,000,000	$10,000,000	January 2019	$19.50	$(548,410)
[1]United States Treasury Bond Future (Call-Option)	500	$69,953,125	December 2018	$140.00	$(421,875)
1CITI USD PUT/CAD CALL (Put-Option )	10,000,000	$10,000,000	January 2019	$1.27	$(1,190)
(PREMIUMS RECEIVED $677,150)					$(1,224,335)
Net Unrealized Appreciation/Depreciation on Foreign Exchange Contracts, Futures Contracts, Swap Contracts and Written Options Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2018, were as follows:
Affiliates	Balance of Shares Held 11/30/2017	Purchases/ Additions	Sales/ Reductions
Emerging Markets Core Fund	19,312,042	1,174,373	(3,332,229)
Federated Bank Loan Core Fund	—	7,069,272	(7,069,272)
Federated Mortgage Core Portfolio	11,398,158	2,794,926	(4,864,534)
Federated Institutional Prime Value Obligations Fund, Institutional Shares	5,118,450	219,236,426	(220,040,393)
High Yield Bond Portfolio	49,995,827	12,360,297	(17,140,455)
TOTAL OF AFFILIATED TRANSACTIONS	85,824,477	242,635,294	(252,446,883)
Annual Shareholder Report

Balance of Shares Held 11/30/2018	Value	Change in Unrealized Appreciation/ (Depreciation)	Net Realized Gain/(Loss)	Dividend/ Interest Income	Gain Distributions Received
17,154,186	$157,990,051	$(20,001,357)	$2,181,138	$10,205,567	$227,379
—	$—	$—	$(165,458)	$451,187	$—
9,328,550	$88,248,089	$(3,002,392)	$(702,487)	$3,367,790	$—
4,314,483	$4,314,483	$(863)	$(2,543)	$126,788	$—
45,215,669	$273,554,797	$(34,145,394)	$19,226,940	$17,287,375	$—
76,012,888	$524,107,420	$(57,150,006)	$20,537,590	$31,438,707	$227,379
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund invests in a portfolio of Federated Core Trust (“Core Trust”), which is managed by the Federated Investment Management Company (the “Adviser”). Core Trust is an open-end management company, registered under the Investment Company Act of 1940, as amended (the “Act”), available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio (HYCORE), a portfolio of Core Trust, is to seek high current income. Income distributions from HYCORE are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from HYCORE are declared and paid annually, and are recorded by the Fund as capital gains. The investment objective of Emerging Markets Core Fund (EMCOR), a portfolio of Core Trust, is to achieve a total return on its assets. EMCOR's secondary objective is to achieve a high level of income. Distributions of net investment income from EMCOR are declared daily and paid monthly. Capital gain distributions, if any, from EMCOR are declared and paid annually, and are recorded by the Fund as capital gains. Federated Investors Inc. (“Federated”) receives no advisory or administrative fees from HYCORE and EMCOR. Copies of the HYCORE and EMCOR financial statements are available on the EDGAR Database on the SEC's website or upon request from the Fund.
1	Non-income-producing security.
2	Issuer in default.
3	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund's Board of Directors (the “Directors”).
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $635,726,673.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
7	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2018.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$24,766,508	$256,892	$25,023,400
Commercial Mortgage- Backed Securities	—	4,526,776	—	4,526,776
Collateralized Mortgage Obligations	—	10,542,032	—	10,542,032
Foreign Government/Agency	—	7,010,191	—	7,010,191
Equity Securities:
Common Stocks
Domestic	25,831,547	—	—	25,831,547
International	3,275,077	—	—	3,275,077
Preferred Stocks
Domestic	—	—	400[1]	400
Purchased Call Option	355,469	—	—	355,469
Purchased Put Options	250,268	48,310	—	298,578
Investment Companies[2]	4,314,483	—	—	524,107,420
TOTAL SECURITIES	$34,026,844	$46,893,817	$257,292	$600,970,890
Annual Shareholder Report

Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Other Financial Instruments
Assets:
Foreign Exchange Contracts	$—	$27,429	$—	$27,429
Futures	45,121	—	—	45,121
Swaps Contracts	—	1,112,575	—	1,112,575
Written Option Contracts	—	—	—	—
Liabilities:
Foreign Exchange Contracts	$—	$—	$—	$—
Futures	(16,831)	—	—	(16,831)
Swaps Contracts	—	—	—	—
Written Option Contracts	(421,875)	(802,460)	—	(1,224,335)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(393,585)	$337,544	$—	$(56,041)
1	Shares were exchanged in conjunction with a corporate action for shares of another security whose fair value is determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable.
2	As permitted by U.S. generally accepted accounting principles (GAAP), Investment Companies valued at $519,792,937 are measured at fair value using the net asset value (NAV), per share practical expedient and have not been categorized in the chart above but are included in the Total column. The price of shares redeemed in Emerging Markets Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio is the next determined NAV after receipt of a shareholder redemption request.
The following acronyms are used throughout this portfolio:
AUD	—Australian Dollar
BKNT	—Bank Notes
CAD	—Canadian Dollar
FREMF	—Freddie Mac Multifamily K-Deals
GMTN	—Global Medium Term Note
MTN	—Medium Term Note
MXN	—Mexican Peso
REIT	—Real Estate Investment Trust
USD	—United States Dollar
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.08	$8.86	$8.63	$9.16	$9.16
Income From Investment Operations:
Net investment income[1]	0.37	0.36	0.36	0.35	0.39
Net realized and unrealized gain (loss)	(0.51)	0.24	0.21	(0.56)	0.00
TOTAL FROM INVESTMENT OPERATIONS	(0.14)	0.60	0.57	(0.21)	0.39
Less Distributions:
Distributions from net investment income	(0.34)	(0.38)	(0.34)	(0.32)	(0.39)
Net Asset Value, End of Period	$8.60	$9.08	$8.86	$8.63	$9.16
Total Return[2]	(1.56)%	6.85%	6.81%	(2.39)%	4.33%
Ratios to Average Net Assets:
Net expenses	0.93%	0.96%	1.26%	1.27%	1.26%
Net investment income	4.18%	3.99%	4.16%	3.91%	4.26%
Expense waiver/reimbursement[3]	0.13%	0.12%	0.09%	0.09%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$307,761	$342,586	$392,737	$437,375	$527,657
Portfolio turnover	48%	18%	14%	17%	22%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.07	$8.85	$8.62	$9.15	$9.14
Income From Investment Operations:
Net investment income[1]	0.30	0.29	0.30	0.28	0.32
Net realized and unrealized gain (loss)	(0.52)	0.24	0.21	(0.56)	0.01
TOTAL FROM INVESTMENT OPERATIONS	(0.22)	0.53	0.51	(0.28)	0.33
Less Distributions:
Distributions from net investment income	(0.27)	(0.31)	(0.28)	(0.25)	(0.32)
Net Asset Value, End of Period	$8.58	$9.07	$8.85	$8.62	$9.15
Total Return[2]	(2.43)%	6.06%	6.02%	(3.13)%	3.66%
Ratios to Average Net Assets:
Net expenses	1.70%	1.73%	2.01%	2.02%	2.01%
Net investment income	3.41%	3.23%	3.41%	3.16%	3.51%
Expense waiver/reimbursement[3]	0.13%	0.12%	0.09%	0.09%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$28,507	$46,640	$57,432	$68,623	$88,374
Portfolio turnover	48%	18%	14%	17%	22%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.07	$8.85	$8.62	$9.15	$9.15
Income From Investment Operations:
Net investment income[1]	0.30	0.29	0.30	0.28	0.32
Net realized and unrealized gain (loss)	(0.50)	0.24	0.21	(0.56)	0.00
TOTAL FROM INVESTMENT OPERATIONS	(0.20)	0.53	0.51	(0.28)	0.32
Less Distributions:
Distributions from net investment income	(0.28)	(0.31)	(0.28)	(0.25)	(0.32)
Net Asset Value, End of Period	$8.59	$9.07	$8.85	$8.62	$9.15
Total Return[2]	(2.30)%	6.04%	6.02%	(3.13)%	3.55%
Ratios to Average Net Assets:
Net expenses	1.68%	1.70%	2.01%	2.02%	2.01%
Net investment income	3.43%	3.25%	3.41%	3.16%	3.51%
Expense waiver/reimbursement[3]	0.14%	0.12%	0.09%	0.09%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$76,758	$132,528	$155,650	$177,330	$220,448
Portfolio turnover	48%	18%	14%	17%	22%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.02	$8.81	$8.58	$9.11	$9.11
Income From Investment Operations:
Net investment income[1]	0.37	0.36	0.36	0.35	0.39
Net realized and unrealized gain (loss)	(0.51)	0.23	0.21	(0.56)	0.00
TOTAL FROM INVESTMENT OPERATIONS	(0.14)	0.59	0.57	(0.21)	0.39
Less Distributions:
Distributions from net investment income	(0.34)	(0.38)	(0.34)	(0.32)	(0.39)
Net Asset Value, End of Period	$8.54	$9.02	$8.81	$8.58	$9.11
Total Return[2]	(1.57)%	6.79%	6.86%	(2.40)%	4.35%
Ratios to Average Net Assets:
Net expenses	0.93%	0.96%	1.26%	1.27%	1.26%
Net investment income	4.18%	3.99%	4.16%	3.91%	4.24%
Expense waiver/reimbursement[3]	0.13%	0.11%	0.09%	0.09%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$51,431	$60,561	$69,364	$76,954	$89,393
Portfolio turnover	48%	18%	14%	17%	22%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.03	$8.81	$8.58	$9.11	$9.11
Income From Investment Operations:
Net investment income[1]	0.40	0.38	0.38	0.37	0.41
Net realized and unrealized gain (loss)	(0.51)	0.25	0.21	(0.56)	0.00
TOTAL FROM INVESTMENT OPERATIONS	(0.11)	0.63	0.59	(0.19)	0.41
Less Distributions:
Distributions from net investment income	(0.37)	(0.41)	(0.36)	(0.34)	(0.41)
Net Asset Value, End of Period	$8.55	$9.03	$8.81	$8.58	$9.11
Total Return[2]	(1.25)%	7.23%	7.12%	(2.16)%	4.61%
Ratios to Average Net Assets:
Net expenses	0.62%	0.64%	1.01%	1.02%	1.01%
Net investment income	4.49%	4.24%	4.41%	4.16%	4.51%
Expense waiver/reimbursement[3]	0.18%	0.17%	0.09%	0.09%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$134,398	$136,141	$93,764	$120,807	$151,517
Portfolio turnover	48%	18%	14%	17%	22%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 11/30/2018	Period Ended 11/30/2017[1]
Net Asset Value, Beginning of Period	$9.09	$8.96
Income From Investment Operations:
Net investment income[2]	0.40	0.31
Net realized and unrealized gain (loss)	(0.52)	0.11
TOTAL FROM INVESTMENT OPERATIONS	(0.12)	0.42
Less Distributions:
Distributions from net investment income	(0.37)	(0.29)
Net Asset Value, End of Period	$8.60	$9.09
Total Return[3]	(1.36)%	4.73%
Ratios to Average Net Assets:
Net expenses	0.61%	0.61%[4]
Net investment income	4.49%	4.03%[4]
Expense waiver/reimbursement[5]	0.12%	0.12%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,790	$5,251
Portfolio turnover	48%	18%[6]
1	Reflects operations for the period from January 27, 2017 (date of initial investment) to November 30, 2017.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2018
Assets:
Investment in securities, at value including $524,107,420 of investment in affiliated holdings (identified cost $628,541,715)		$600,970,890
Cash denominated in foreign currencies (identified cost $31,877)		31,702
Restricted cash (Note 2)		978,750
Due from broker for swap contracts		1,178,781
Income receivable		480,613
Income receivable from affiliated holdings		2,508,027
Receivable for shares sold		1,040,274
Unrealized appreciation on foreign exchange contracts		27,429
Receivable for periodic payments from swap contracts		250,000
TOTAL ASSETS		607,466,466
Liabilities:
Payable for investments purchased	$1,004,366
Payable for shares redeemed	1,723,594
Written options outstanding (premium $677,150), at value	1,224,335
Bank overdraft	12,133
Payable for daily variation margin on futures contracts	35,071
Income distribution payable	122,844
Payable for variation margin on centrally cleared swap contracts	317,958
Payable for investment adviser fee (Note 5)	6,755
Payable for administrative fees (Note 5)	1,321
Payable for distribution services fee (Note 5)	65,994
Payable for other service fees (Notes 2 and 5)	96,210
Accrued expenses (Note 5)	211,249
TOTAL LIABILITIES		4,821,830
Net assets for 70,237,061 shares outstanding		$602,644,636
Net Assets Consist of:
Paid-in capital		$726,851,074
Total distributable earnings (loss)		(124,206,438)
TOTAL NET ASSETS		$602,644,636
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($307,760,983 ÷ 35,793,513 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$8.60
Offering price per share (100/95.50 of $8.60)	$9.01
Redemption proceeds per share	$8.60
Class B Shares:
Net asset value per share ($28,507,139 ÷ 3,321,794 shares outstanding), $0.001 par value, 2,000,000,000 shares authorized	$8.58
Offering price per share	$8.58
Redemption proceeds per share (94.50/100 of $8.58)	$8.11
Class C Shares:
Net asset value per share ($76,757,817 ÷ 8,934,873 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$8.59
Offering price per share	$8.59
Redemption proceeds per share (99.00/100 of $8.59)	$8.50
Class F Shares:
Net asset value per share ($51,430,737 ÷ 6,022,227 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$8.54
Offering price per share (100/99.00 of $8.54)	$8.63
Redemption proceeds per share (99.00/100 of $8.54)	$8.45
Institutional Shares:
Net asset value per share ($134,397,774 ÷ 15,723,952 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$8.55
Offering price per share	$8.55
Redemption proceeds per share	$8.55
Class R6 Shares:
Net asset value per share ($3,790,186 ÷ 440,702 shares outstanding), $0.001 par value, 1,000,000,000 shares authorized	$8.60
Offering price per share	$8.60
Redemption proceeds per share	$8.60
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2018
Investment Income:
Dividends (including $31,438,707 received from affiliated holdings* and net of foreign taxes withheld of $7,042)		$31,934,608
Interest		2,272,821
Net income on securities loaned		2,883
TOTAL INCOME		34,210,312
Expenses:
Investment adviser fee (Note 5)	$3,681,226
Administrative fee (Note 5)	536,358
Custodian fees	50,076
Transfer agent fee (Note 2)	730,335
Directors'/Trustees' fees (Note 5)	8,948
Auditing fees	38,122
Legal fees	11,757
Portfolio accounting fees	183,657
Distribution services fee (Note 5)	1,102,391
Other service fees (Notes 2 and 5)	1,311,853
Share registration costs	106,873
Printing and postage	61,904
Taxes	1,806
Miscellaneous (Note 5)	35,939
TOTAL EXPENSES	7,861,245
Annual Shareholder Report

Statement of Operations–continued
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(829,476)
Reimbursement of other operating expenses (Notes 2 and 5)	(135,943)
TOTAL WAIVER AND REIMBURSEMENTS		$(965,419)
Net expenses			$6,895,826
Net investment income			27,314,486
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain of $20,537,590 on sales of investments in affiliated holdings*)			24,962,592
Net realized loss on foreign currency transactions			(1,206,515)
Net realized loss on foreign exchange contracts			(1,647,763)
Net realized gain on futures contracts			325,929
Net realized gain on written options			5,378,719
Net realized gain on swap contracts			564,413
Realized gain distribution from affiliated investment company shares			227,379
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(57,150,006) on investments in affiliated holdings*)			(66,275,217)
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency			(904)
Net change in unrealized appreciation of foreign exchange contracts			(42,165)
Net change in unrealized appreciation of futures contracts			(8,949)
Net change in unrealized appreciation of written options			(783,633)
Net change in unrealized appreciation of swap contracts			6,663
Net realized and unrealized loss on investments, futures contracts, written options, foreign exchange contracts, swap contracts and foreign currency transactions			(38,499,451)
Change in net assets resulting from operations			$(11,184,965)
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$27,314,486	$28,942,424
Net realized gain	28,604,754	9,639,269
Net change in unrealized appreciation/depreciation	(67,104,205)	10,973,452
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(11,184,965)	49,555,145
Distributions to Shareholders (Note 2):
Class A Shares	(12,480,854)	(15,359,286)
Class B Shares	(1,165,216)	(1,798,169)
Class C Shares	(3,466,675)	(4,983,466)
Class F Shares	(2,178,686)	(2,787,852)
Institutional Shares	(5,756,902)	(5,415,051)
Class R6 Shares	(257,206)	(131,200)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(25,305,539)	(30,475,024)
Share Transactions:
Proceeds from sale of shares	131,609,947	139,235,804
Net asset value of shares issued to shareholders in payment of distributions declared	23,860,584	28,493,763
Cost of shares redeemed	(240,040,487)	(232,051,538)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(84,569,956)	(64,321,971)
Change in net assets	(121,060,460)	(45,241,850)
Net Assets:
Beginning of period	723,705,096	768,946,946
End of period	$602,644,636	$723,705,096
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2018
1. ORGANIZATION
Federated Fixed Income Securities, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated Strategic Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek a high level of current income.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Class B Shares are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated fund.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar
Annual Shareholder Report

securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value
Annual Shareholder Report

will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $965,419 is disclosed in various locations in this Note 2 and Note 5. For the year ended November 30, 2018, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$366,672	$(28,966)
Class B Shares	49,714	(4,222)
Class C Shares	123,293	(19,058)
Class F Shares	59,215	(1,237)
Institutional Shares	129,973	(82,460)
Class R6 Shares	1,468	—
TOTAL	$730,335	$(135,943)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended November 30, 2017, were from net investment income.
Distributions in excess of net investment income at November 30, 2017 were $400,015.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2018, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$805,195
Class B Shares	91,652
Class C Shares	275,811
Class F Shares	139,195
TOTAL	$1,311,853
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
Annual Shareholder Report

The Fund uses credit default swaps to manage market and sector/asset class risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps outstanding at November 30, 2018, is $25,000,000. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swap contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional amount of swap contracts held by the Fund throughout the period was $7,307,692. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $12,607,156 and $27,692,254, respectively. This is based on amounts held as of each month-end throughout the period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to seek to increase return and to manage currency risk. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $59,477 and $96,072, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the
Annual Shareholder Report

respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of corporate bonds and government securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
As of November 30, 2018, the Fund had no outstanding securities on loan.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Option Contracts
The Fund buys or sells put and call options to seek to increase income and return, and to manage currency, duration and market risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the
Annual Shareholder Report

premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Purchased option contracts outstanding at period end are listed in the Fund's Portfolio of Investments and written option contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average market value of purchased put and call options held by the Fund throughout the period was $294,989 and $204,119, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $568,688 and $535,668, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts		$—	Payable for daily variation margin on futures contracts	$(28,290)*
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$27,429		$—
Credit contracts		$—	Payable for daily variation margin on centrally cleared swap contracts	(6,663)**
Foreign exchange contracts	Purchased options, in securities at value	$654,047		$—
Interest rate contracts		$—	Written option contracts outstanding at value	$421,875
Foreign exchange contracts		$—	Written option contracts outstanding at value	$802,460
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$681,476		$1,189,382
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation on centrally cleared swaps as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Foreign Exchange Contracts	Futures Contracts	Purchased Options[1]	Written Options	Total
Interest rate contracts	$—	$—	$156,796	$—	$1,166,257	$1,323,053
Equity contracts	—	—	169,133	—	(432,603)	(263,470)
Foreign exchange contracts	—	(1,647,763)	—	(501,035)	4,645,065	2,496,267
Credit contracts	564,413	—	—	—	—	564,413
TOTAL	$564,413	$(1,647,763)	$325,929	$(501,035)	$5,378,719	$4,120,263
1	The net realized gain (loss) on Purchased Options Contracts is found within the Net realized gain on investments on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Foreign Exchange Contracts	Futures Contracts	Purchased Options[2]	Written Options	Total
Interest rate contracts	$—	$—	(8,949)	133,815	$—	124,866
Equity contracts	—	—	—	1,362,589	—	1,362,589
Foreign exchange contracts	—	(42,165)	—	—	—	(42,165)
Credit contracts	6,663	—	—	133,815	—	140,478
Written option contracts	—	—	—	—	(783,633)	(783,633)
TOTAL	$6,663	$(42,165)	$(8,949)	$1,630,219	$(783,633)	$802,135
2	The net change in unrealized depreciation of Purchased Option Contracts is found within the Net change in unrealized appreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. Capital Stock
The following tables summarize capital stock activity:
Year Ended November 30	2018		2017
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	6,858,003	$60,590,801	4,289,846	$38,792,181
Shares issued to shareholders in payment of distributions declared	1,301,787	11,518,022	1,578,718	14,228,232
Shares redeemed	(10,088,496)	(89,189,251)	(12,471,186)	(112,799,184)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,928,706)	$(17,080,428)	(6,602,622)	$(59,778,771)

Year Ended November 30	2018		2017
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	18,961	$168,314	152,746	$1,379,016
Shares issued to shareholders in payment of distributions declared	124,938	1,106,778	188,188	1,693,387
Shares redeemed	(1,964,955)	(17,367,816)	(1,688,273)	(15,246,984)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,821,056)	$(16,092,724)	(1,347,339)	$(12,174,581)

Year Ended November 30	2018		2017
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	832,584	$7,386,696	1,355,740	$12,257,344
Shares issued to shareholders in payment of distributions declared	372,926	3,305,767	515,893	4,644,521
Shares redeemed	(6,875,536)	(60,647,466)	(4,852,273)	(43,886,270)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(5,670,026)	$(49,955,003)	(2,980,640)	$(26,984,405)

Year Ended November 30	2018		2017
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	172,095	$1,517,469	348,027	$3,122,290
Shares issued to shareholders in payment of distributions declared	241,209	2,120,455	303,000	2,714,534
Shares redeemed	(1,102,476)	(9,698,903)	(1,816,292)	(16,340,292)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(689,172)	$(6,060,979)	(1,165,265)	$(10,503,468)
Annual Shareholder Report

Year Ended November 30	2018		2017
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	6,395,948	$56,071,536	8,687,353	$78,200,357
Shares issued to shareholders in payment of distributions declared	631,818	5,552,360	565,951	5,081,892
Shares redeemed	(6,379,346)	(55,914,770)	(4,818,580)	(43,387,735)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	648,420	$5,709,126	4,434,724	$39,894,514

Year Ended November 30	2018		2017[1]
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	663,406	$5,875,131	606,276	$5,484,616
Shares issued to shareholders in payment of distributions declared	29,066	257,202	14,434	131,197
Shares redeemed	(829,604)	(7,222,281)	(42,876)	(391,073)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(137,132)	$(1,089,948)	577,834	$5,224,740
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(9,597,672)	$(84,569,956)	(7,083,308)	$(64,321,971)
1	Reflects operation from the period from January 27, 2017 (date of initial investment) to November 30, 2017.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, allocated income from partnerships, swap income reclassifications, discount accretion/premium amortization on debt securities, short-term capital gain reclassifications, return of capital adjustments and non-deductible excise tax paid by the Fund.
For the year ended November 30, 2018, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(3,067)	$(1,206,820)	$1,209,887
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$25,305,539	$30,475,024
Annual Shareholder Report

As of November 30, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$509,981
Unrealized depreciation	$(35,176,813)
Capital loss carryforwards	$(89,539,606)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, partnership income adjustments, discount accretion/premium amortization on debt securities, defaulted bond interest, non taxable dividends, mark to market on futures contracts, options, credit default swaps and foreign exchange contracts.
At November 30, 2018, the cost of investments for federal tax purposes was $635,726,673. The net unrealized depreciation of investments for federal tax purposes was $35,068,234. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $966,803 and net unrealized depreciation from investments for those securities having an excess of cost over value of $36,035,037. The amounts presented are inclusive of derivative contracts.
At November 30, 2018, the Fund had a capital loss carryforward of $89,539,606 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$9,490,930	$80,048,676	$89,539,606
The Fund used capital loss carryforwards of $10,117,543 to offset capital gains realized during the year ended November 30, 2018.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.55% of the Fund's average daily net assets. Prior to December 30, 2016, the advisory agreement provided for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2018, the Adviser
Annual Shareholder Report

voluntarily waived $825,284 of its fee. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2018, the Adviser reimbursed $4,192. For the year ended November 30, 2018, the Adviser voluntarily reimbursed $135,943 of transfer agent fees.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2018, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$274,955
Class C Shares	827,436
TOTAL	$1,102,391
For the year ended November 30, 2018, the Fund's Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2018, FSC retained $321,545 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2018, FSC retained $18,010 in sales charges from the sale of Class A Shares. FSC also retained $33,671, 7,104 and $8,705 of CDSC relating to redemptions of Class B, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2018, FSSC received $102,582 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2019, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.93%, 1.71%, 1.69%, 0.93%, 0.61% and 0.60% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Interfund Transactions
During the year ended November 30, 2018, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $7,113 and $44,713, respectively.
Annual Shareholder Report

Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2018, were as follows:
Purchases	$252,418,884
Sales	$333,197,606
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2018, the Fund had no outstanding loans. During the year ended November 30, 2018, the Fund did not utilize the LOC.
Annual Shareholder Report

9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2018, there were no outstanding loans. During the year ended November 30, 2018, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2018, 1.04% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2018, 0.91% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated Fixed income securities, inc. AND SHAREHOLDERS OF federated strategic income fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Strategic Income Fund (the “Fund”) (one of the portfolios constituting Federated Fixed Income Securities, Inc.), including the portfolio of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
January 25, 2019
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 6/1/2018	Ending Account Value 11/30/2018	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$996.60	$4.65
Class B Shares	$1,000	$992.70	$8.49
Class C Shares	$1,000	$992.80	$8.39
Class F Shares	$1,000	$996.50	$4.65
Institutional Shares	$1,000	$998.20	$3.11
Class R6 Shares	$1,000	$998.10	$3.06
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.40	$4.71
Class B Shares	$1,000	$1,016.60	$8.59
Class C Shares	$1,000	$1,016.70	$8.49
Class F Shares	$1,000	$1,020.40	$4.71
Institutional Shares	$1,000	$1,022.00	$3.14
Class R6 Shares	$1,000	$1,022.00	$3.09
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.93%
Class B Shares	1.70%
Class C Shares	1.68%
Class F Shares	0.93%
Institutional Shares	0.62%
Class R6 Shares	0.61%
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Corporation comprised two portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Annual Shareholder Report

Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Director Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2018
Federated Strategic Income Fund (the “Fund”)
At its meetings in May 2018, the Fund's Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Investment Management Company (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Directors, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including
Annual Shareholder Report

research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Directors were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Directors encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Directors without management present, senior management of the Adviser also met with the Independent Directors and their counsel to discuss the materials presented and such additional matters as the Independent Directors deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the
Annual Shareholder Report

reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver
Annual Shareholder Report

competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the three-year period was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the one-year and five year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover,
Annual Shareholder Report

the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
In 2016, the Board approved a reduction of 30 basis points in the contractual advisory fee.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the
Annual Shareholder Report

appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Strategic Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31417P502
CUSIP 31417P601
CUSIP 31417P700
CUSIP 31417P809
CUSIP 31417P841
CUSIP 31417P833
G00324-02 (1/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $72,842

Fiscal year ended 2017 - $65,680

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $2,687

Fiscal year ended 2017- Audit consent fee for N-1A filing.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $31,397 and $32,908 respectively. Fiscal year ended 2018- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2017- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2018 - $1,200,062

Fiscal year ended 2017 - $167,509

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firms, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), have the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY/KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY/KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In their respective required communications to the Audit Committee of the registrant’s Board, EY/KPMG informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On May 2, 2018, the SEC proposed amendments to the Loan Rule, which, if adopted as proposed, would refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) had also been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made, and as of July 18, 2018 maintained, an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund involved the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represented less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust had submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption would not be effected until December 26, 2018 at the earliest. The redemption notice could not be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sold its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. In addition, the only voting rights shareholders of the Hermes Fund had under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders could vote on the election of members to the Hermes Fund’s committee was not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant was a beneficiary of EY’s affiliated entity’s pension trust. Management reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant. On August 29, 2018, EY informed the registrant that EY’s affiliated entity’s pension trust sold its entire interest in the Hermes Fund, effective as of August 29, 2018.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Fixed Income Securities, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 25, 2019

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2019